                                                                  Exhibit 10(cc)


         SUMMARY OF EXECUTIVE OFFICER AND BOARD OF DIRECTORS BENEFITS
         ------------------------------------------------------------

Description of Benefit             Eligible Positions                                Amount/Schedule
- ----------------------             ------------------                                ---------------
Automobile Allowance           Chief Executive Officer                             $ 1,500/month
                               Chief Operating Officer                             $ 1,300/month
                               Division Presidents and Executive Vice              $ 1,100/month
                                  Presidents
                               Senior Vice Presidents                              $ 1,000/month
                               Vice Presidents                                     $   900/month
                               Assistant Vice Presidents                           $   700/month
- ------------------------------------------------------------------------------------------------------------------------

Club Membership                Chief Executive Officer, Chief Operating            Dues approved at discretion
                                  Officer, Division Presidents and Executive       of CEO
                                  Vice Presidents

                               Senior Vice Presidents                              Dues approved at discretion
                                                                                   of Executive Vice Presidents
- ------------------------------------------------------------------------------------------------------------------------

Sprint Long-Distance           Board of Directors                                  $  6,000/year (continues after
Telephone Service                                                                  retirement for up to 120 months)


                               Chief Executive Officer, Chief Operating            Unlimited (continues after
                                  Officer, Division Presidents, Executive          retirement)
                                  and Senior Vice Presidents

- ------------------------------------------------------------------------------------------------------------------------

Sprint PCS Service             Board of Directors                                  $2,000/year
                                                                                   Use of PCS handset

- ------------------------------------------------------------------------------------------------------------------------

Miscellaneous services         Chief Executive Officer and Chief Operating         $15,000/year
(e.g., investment/tax             Officer
counseling, income tax         Division Presidents and Executive Vice              $12,000/year
preparation, estate               Presidents
planning)                      Senior Vice Presidents                              $10,000/year
                               Vice Presidents and Assistant Vice Presidents       $3,500 initially and
                                                                                   $1,500/year

- ------------------------------------------------------------------------------------------------------------------------

Disability                     Chief Executive Officer, Chief Operating            52 weeks at full base pay
                                  Officer, Division Presidents, Executive and
                                  Senior Vice Presidents, Vice Presidents and
                                  Assistant Vice Presidents
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

                                                                  Exhibit 10(cc)
                                                                     (continued)

- ---------------------------------------------------------------------------------------------------------------------
Separation                    Chief Executive Officer, Chief Operating             Less than 5 years'services:
                                Officer, Division Presidents, Executive and          17 weeks' salary
                                Senior Vice Presidents, Vice Presidents and            continutation
                                Assistant Vice Presidents                          5 to 10 years' service
                                                                                     35 weeks' salary
                                                                                      continuation
                                                                                   11 to 18 years' service
                                                                                     43 weeks' salary
                                                                                      continuation
                                                                                   More than 19 years' service:
                                                                                     1 year salary continuation